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                                                                    EXHIBIT 99.2

                 CERTIFICATION OF ACTING CHIEF FINANCIAL OFFICER
                              OF GLOBIX CORPORATION

      This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K (the "Form 10-K") for the fiscal year ended September 30, 2002 of Globix Corporation (the "Company").

      I, John D. McCarthy, the Acting Chief Financial Officer of the Company certify that:

      (i) the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.
            Section 78m(a) or Section 78o(d)); and

      (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2003.


                                                       /s/ John D. McCarthy
                                                       ----------------------
                                                       Name: John D. McCarthy